Allowance for Credit Losses	12 Months Ended
Dec. 31, 2021
Allowance for Credit Losses

(4) Allowance for Credit Losses

We adopted the provisions of ASU 2016-13 on January 1, 2020 on a modified retrospective basis. Results and information regarding our ACL included in this Note are calculated and presented in accordance with that accounting standards update. Results and information prior to January 1, 2020 are calculated and presented in accordance with previously applicable U.S. GAAP.

ASU 2016-13 replaces the long-standing incurred loss model with an expected credit loss model that recognizes credit losses over the life of a financial asset. Expected credit losses capture historical information, current conditions, and reasonable and supportable forecasts of future conditions. The ACL is deducted from the amortized cost of an instrument to present the net amount expected to be collected on the financial asset. Our ACL primarily consists of the aggregate ACL estimates of our Subsidiary Banks. The estimates are established through charges to operations in the form of charges to provisions for credit loss expense. Loan losses or recoveries are charged or credited directly to the

ACL. The ACL of each Subsidiary Bank is maintained at a level considered appropriate by management, based on estimated current expected credit losses in the current loan portfolio, including information about past events, current conditions and reasonable and supportable forecasts.

The estimation of the ACL is based on a loss-rate methodology that measures lifetime losses on loan pools that have similar risk characteristics. Loans that do not have similar risk characteristics are evaluated on an individual basis. The segmentation of the loan portfolio into pools requires a balancing process between capturing similar risk characteristics and containing sufficient loss history to provide meaningful results.  Our segmentation starts at the general loan category with further sub-segmentation based on collateral types that may be of meaningful size and/or may contain sufficient differences in risk characteristics based on management’s judgement that would warrant further segmentation. The general loan categories along with primary risk characteristics used in our calculation are as follows:

Commercial and industrial loans. This category includes loans extended to a diverse array of businesses for working capital or equipment purchases. These loans are mostly secured by the collateral pledged by the borrower that is directly related to the business activities of the company such as equipment, accounts receivable and inventory. The borrower’s abilities to generate revenues from equipment purchases, collect accounts receivable, and to turn inventory into sales are risk factors in the repayment of the loan. A small portion of this loan category is related to loans secured by oil & gas production and loans secured by aircraft.

Construction and land development loans. This category includes the development of land from unimproved land to lot development for both residential and commercial use and vertical construction across residential and commercial real estate classes. These loans carry risk of repayment when projects incur cost overruns, have an increase in the price of construction materials, encounter zoning, entitlement and environmental issues, or encounter other factors that may affect the completion of a project on time and on budget. Additionally, repayment risk may be negatively impacted when the market experiences a deterioration in the value of real estate. Risks specifically related to 1-4 family development loans also include mortgage rate risk and the practice by the mortgage industry of more restrictive underwriting standards, which inhibits the buyer from obtaining long term financing creating excessive housing and lot inventory in the market.

Commercial real estate loans. This category includes loans secured by farmland, multifamily properties, owner occupied commercial properties, and non-owner occupied commercial properties.  Owner occupied commercial properties include warehouses often along the border for import/export operations, office space where the borrower is the primary tenant, restaurants and other single-tenant retail. Non-owner occupied commercial properties include hotels, retail centers, office and professional buildings, and leased warehouses. These loans carry risk of repayment when market values deteriorate, the business experiences turnover in key management, the business has an inability to attract or keep occupancy levels stable, or when the market experiences an exit of a specific business type that is significant to the local economy, such as a manufacturing plant.

1-4 family mortgages. This category includes both first and second lien mortgages for the purpose of home purchases or refinancing of existing mortgage loans. A small portion of this loan category is related to home equity lines of credits, lots purchases, and home construction.  Loan repayments may be affected by unemployment or underemployment and deteriorating market values of real estate.

Consumer loans. This category includes deposit secured, vehicle secured, and unsecured loans, including overdrafts, made to individuals. Repayment is primarily affected by unemployment or underemployment.

The loan pools are further broken down using a risk-based segmentation based on internal classifications for commercial loans and past due status for consumer mortgage loans.  Non-mortgage consumer loans are evaluated as one segment.  On a weekly basis, commercial loan past due reports are reviewed by the credit quality committee to determine if a loan has any potential problems and if a loan should be placed on our internal Watch List report. Additionally, our credit department reviews the majority of our loans for proper internal classification purposes regardless of whether they are past due and segregates any loans with potential problems for further review. The credit department will discuss the potential problem loans with the servicing loan officers to determine any relevant issues that were not discovered in the evaluation. Also, an analysis of loans that is provided through examinations by regulatory authorities is considered in the review process. After the above analysis is completed, we will determine if a loan should be placed on an internal Watch List report because of issues related to the analysis of the credit, credit documents, collateral and/or payment history.

Our internal Watch List report is segregated into the following categories: (i) Pass, (ii) Economic Monitoring, (iii) Special Review, (iv) Watch List—Pass, or (v) Watch List—Substandard, and (vi) Watch List—Doubtful.  The loans placed in the Special Review category and lower rated credits reflect our opinion that the loans reflect potential weakness which require monitoring on a more frequent basis. Credits in those categories are reviewed and discussed on a regular basis, no less frequently than quarterly, with the credit department and the lending staff to determine if a change in category is warranted. The loans placed in the Watch List—Pass category and lower rated credits reflect our opinion that the credit contains weaknesses which represent a greater degree of risk, which warrant “extra attention.” Credits in this category are reviewed and discussed on a regular basis with the credit department and the lending staff to determine if a change in category is warranted. The loans placed in the Watch List—Substandard category are considered to be potentially inadequately protected by the current sound worth and debt service capacity of the borrower or of any pledged collateral. These credit obligations, even if apparently protected by collateral value, have shown defined weaknesses related to adverse financial, managerial, economic, market or political conditions which may jeopardize repayment of principal and interest. Furthermore, there is the possibility that we may sustain some future loss if such weaknesses are not corrected. The loans placed in the Watch List—Doubtful category have shown defined weaknesses and it is likely, based on current information and events, that we will be unable to collect all principal and/or interest amounts contractually due.  Watch List—Doubtful loans are placed on non-accrual when they are moved to that category.

For the purposes of the ACL, in order to maintain segments with sufficient history for meaningful results, the credits in the Pass and Economic Monitoring categories are aggregated, the credits in the Special Review and Watch List—Pass credits are aggregated, and the credits in the Watch List—Substandard category remain in their own segment.  For loans that are classified as Watch List—Doubtful, management evaluates these credits in accordance with ASC 310-10, “Receivables,” and, if deemed necessary, a specific reserve is allocated to the loan. The specific reserve allocated under ASC 310-10, is based on (i) the present value of expected future cash flows discounted at the loan’s effective interest rate; (ii) the loan’s observable market price; or (iii) net realizable value of the fair value of the collateral if the loan is collateral dependent. Substantially all of our loans evaluated as Watch List—Doubtful under ASC 310-10 are measured using the fair value of collateral method. In rare cases, we may use other methods to determine the specific reserve of a loan under ASC 310-10 if such loan is not collateral dependent.

Within each collectively evaluated pool, the robustness of the lifetime historical loss-rate is evaluated and, if needed, is supplemented with peer loss rates through a model risk adjustment.  Certain qualitative loss factors are then evaluated to incorporate management’s two-year reasonable and supportable forecast period followed by a reversion to the pool’s average lifetime loss-rate. Those qualitative loss factors are: (i) trends in portfolio volume and composition, (ii) volume and trends in classified loans, delinquencies, non-accruals and TDR’s, (iii) concentration risk, (iv) trends in underlying collateral value, (v) changes in policies, procedures, and strategies, and (vi) economic conditions.  Qualitative factors also include potential losses stemming from operational risk factors arising from fraud, natural disasters, pandemics and geopolitical events.  Should any of the factors considered by management in evaluating the adequacy of the ACL change, our estimate could also change, which could affect the level of future credit loss expense.

We have elected to not measure an ACL for accrued interest receivable given our timely approach in identifying and writing off uncollectible accrued interest.  An ACL for off-balance sheet exposure is derived from a projected usage rate of any unfunded commitment multiplied by the historical loss rate, plus model risk adjustment, if any, of the on-balance sheet loan pools.

Our management continually reviews the ACL of the Subsidiary Banks using the amounts determined from the estimates established on specific doubtful loans, the estimate established on quantitative historical loss percentages, and the estimate based on qualitative current conditions and reasonable and supportable two-year forecasted data. Our methodology reverts to the average lifetime loss-rate beyond the forecast period when we can no longer develop reasonable and supportable forecasts.  Should any of the factors considered by management in evaluating the adequacy of the estimate for current expected credit losses change, our estimate of current expected credit losses could also change, which could affect the level of future credit loss expense. While the calculation of our ACL utilizes management’s best judgment and all information reasonably available, the adequacy of the ACL is dependent on a variety of factors beyond our control, including, among other things, the performance of the entire loan portfolio, the economy, government actions, changes in interest rates and the view of regulatory authorities towards loan classifications.

A summary of the changes in the allowance for probable loan losses by loan class is as follows:

	December 31, 2021
	Domestic							Foreign
		Commercial
		real estate:
		other	Commercial
		construction &	real estate:	Commercial
		land	farmland &	real estate:	Residential:	Residential:
	Commercial	development	commercial	multifamily	first lien	junior lien	Consumer	Foreign	Total

	(Dollars in Thousands)
Balance at December 31, 2020	$21,908	$37,612	$30,000	$5,051	$3,874	$9,570	$291	$753	$109,059
Losses charge to allowance	(8,083)	(2)	(364)	—	(373)	(25)	(176)	(1)	(9,024)
Recoveries credited to allowance	1,943	—	171	—	60	164	46	—	2,384
Net losses charged to allowance	(6,140)	(2)	(193)	—	(313)	139	(130)	(1)	(6,640)
Provision (credit) charged to operations	7,410	(2,220)	5,847	(1,760)	512	(1,955)	111	10	7,955
Balance at December 31, 2021	$23,178	$35,390	$35,654	$3,291	$4,073	$7,754	$272	$762	$110,374

	December 31, 2020
	Domestic							Foreign
		Commercial
		real estate:
		other	Commercial
		construction &	real estate:	Commercial
		land	farmland &	real estate:	Residential:	Residential:
	Commercial	development	commercial	multifamily	first lien	junior lien	Consumer	Foreign	Total

	(Dollars in Thousands)
Balance at December 31, 2019	$11,145	$18,152	$16,533	$1,786	$3,762	$7,535	$542	$823	$60,278
Adoption of ASU 2016-13	4,247	13,391	(4,292)	(355)	(1,580)	(429)	(225)	(410)	10,347
Losses charge to allowance	(8,936)	(19)	(55)	—	(160)	(124)	(280)	—	(9,574)
Recoveries credited to allowance	2,191	35	117	—	21	186	69	10	2,629
Net losses charged to allowance	(6,745)	16	62	—	(139)	62	(211)	10	(6,945)
Provision (credit) charged to operations	13,261	6,053	17,697	3,620	1,831	2,402	185	330	45,379
Balance at December 31, 2020	$21,908	$37,612	$30,000	$5,051	$3,874	$9,570	$291	$753	$109,059

	December 31, 2019
	Domestic							Foreign
		Commercial
		real estate:
		other	Commercial
		construction &	real estate:	Commercial
		land	farmland &	real estate:	Residential:	Residential:
	Commercial	development	commercial	multifamily	first lien	junior lien	Consumer	Foreign	Total

	(Dollars in Thousands)
Balance at December 31, 2018	$12,596	$15,123	$19,353	$1,808	$3,467	$7,719	$447	$871	$61,384
Losses charge to allowance	(14,412)	(39)	(7,353)	—	(201)	(435)	(487)	(1)	(22,928)
Recoveries credited to allowance	2,196	113	318	—	26	286	40	—	2,979
Net losses charged to allowance	(12,216)	74	(7,035)	—	(175)	(149)	(447)	(1)	(19,949)
Provision (credit) charged to operations	10,765	2,955	4,215	(22)	470	(35)	542	(47)	18,843
Balance at December 31, 2019	$11,145	$18,152	$16,533	$1,786	$3,762	$7,535	$542	$823	$60,278

The allowance for credit losses is a reserve established through a provision for credit losses charged to expense, which represents management’s best estimate of probable loan losses when evaluating loans (i) individually or (ii) collectively. The credit loss expense charged to operations for the twelve months ended December 31, 2021 has decreased from the same period of 2020 as economic conditions in 2021 stabilized and in some cases, improved, impacting certain segments of our loan portfolio.  The stabilization and improvement means that the pool specific qualitative loss factors used in the December 31, 2020 ACL calculation have remained constant in the December 31, 2021 ACL calculation, which positively impacted the calculation and resulted in a decrease in the credit loss expense for 2021.  The credit loss expense charged to operations increased  for the year ended December 31, 2020 and can be primarily attributed to the deteriorating economic conditions occurring in those periods as a result of COVID-19 and the impact of those conditions on certain segments of our ACL calculation for those periods.  We adopted the provisions of ASU 2016-13 on January 1, 2020, resulting in a transition from the long-standing incurred loss model to an expected credit loss model. The increase in provision for probable loan losses charged to expense and charge-offs charged to the allowance for probable loan losses for the year ended December 31, 2019 can be primarily attributed to a relationship that is secured by multiple pieces of real property on which car dealerships are operated.  The relationship began deteriorating in the fourth quarter of 2018, triggered by significant fraud by a high level insider of the car dealership resulting in the dealerships unexpectedly filing for bankruptcy and creating an exposure for potential loss since the operations of the dealerships were the source of repayment from the borrower.  The relationship further deteriorated in the first quarter of 2019 after the sponsor of the court approved debtor in possession plan discontinued its role in the process and thus did not fulfill its obligation to assume full responsibility of the accrued and unpaid interest.  Although the relationship is secured by real property (the dealerships’ real estate), the real property has specialized use, contributing to the potential exposure for probable loss.  During the first quarter of 2019, in light of the circumstances and management’s evaluation of the relationship, the decision was made to place the relationship on impaired, non-accrual status and place a specific reserve on the relationship in the amount of $9.5 million.  During the second quarter of 2019, management continued to evaluate the relationship and decided to foreclose on the underlying real estate collateral, resulting in a charge-off of approximately $9.5 million, reflected in the tables above as part of the Commercial and commercial real estate: farmland and commercial categories.

The table below provides additional information on the balance of loans individually or collectively evaluated for impairment and their related allowance, by loan class:

	December 31, 2021
	Loans Individually		Loans Collectively
	Evaluated For		Evaluated For
	Impairment		Impairment
	Recorded		Recorded
	Investment	Allowance	Investment	Allowance

	(Dollars in Thousands)
Domestic
Commercial	$298	$29	$1,501,554	$23,149
Commercial real estate: other construction & land development	589	70	1,667,524	35,320
Commercial real estate: farmland & commercial	562	—	2,710,494	35,654
Commercial real estate: multifamily	131	—	284,405	3,291
Residential: first lien	87	—	403,571	4,073
Residential: junior lien	—	—	464,173	7,754
Consumer	—	—	40,966	272
Foreign	—	—	134,797	762

Total	$1,667	$99	$7,207,484	$110,275

	December 31, 2020
	Loans Individually		Loans Collectively
	Evaluated For		Evaluated For
	Impairment		Impairment
	Recorded		Recorded
	Investment	Allowance	Investment	Allowance

	(Dollars in Thousands)
Domestic
Commercial	$1,189	$209	$1,784,747	$21,699
Commercial real estate: other construction & land development	17,496	70	1,829,261	37,542
Commercial real estate: farmland & commercial	439	—	2,288,869	30,000
Commercial real estate: multifamily	134	—	440,910	5,051
Residential: first lien	151	—	404,968	3,874
Residential: junior lien	38	—	593,987	9,570
Consumer	—	—	40,595	291
Foreign	—	—	138,970	753

Total	$19,447	$279	$7,522,307	$108,780

Loans accounted for on a non-accrual basis at December 31, 2021, 2020 and 2019 amounted to $1,921,000, $19,822,000 and $4,886,000, respectively.  The decrease in non-accrual Commercial loans at December 31, 2021 compared to December 31, 2020 can be attributed to a relationship secured by commercial property that was placed on non-accrual in the fourth quarter of 2020 and foreclosed upon in the first quarter of 2021.  The effect of such non-accrual loans reduced interest income by approximately $169,000, $694,000 and $340,000 for the years ended December 31, 2021, 2020 and 2019, respectively. Amounts received on non-accruals are applied, for financial accounting purposes, first to principal and then to interest after all principal has been collected. Accruing loans contractually past due 90 days or more as to principal or interest payments at December 31, 2021, 2020 and 2019 amounted to approximately $8,642,000, $8,238,000 and $59,705,000, respectively.

The table below provides additional information on loans accounted for on a non-accrual basis by loan class:

	December 31, 2021	December 31, 2020

	(Dollars in Thousands)
Domestic
Commercial	$298	$1,189
Commercial real estate: other construction & land development	589	17,496
Commercial real estate: farmland & commercial	562	439
Commercial real estate: multifamily	131	134
Residential: first lien	341	526
Residential: junior lien	—	38
Total non-accrual loans	$1,921	$19,822

Doubtful loans are those loans where it is probable that all amounts due according to contractual terms of the loan agreement will not be collected. We have identified these loans through our normal loan review procedures. Doubtful loans are measured based on (i) the present value of expected future cash flows discounted at the loan’s effective interest rate; (ii) the loan’s observable market price; or (iii) the fair value of the collateral if the loan is collateral dependent. Substantially all of our doubtful loans are measured at the fair value of the collateral. In limited cases, we may use other methods to determine the level of impairment of a loan if such loan is not collateral dependent.

The following table details loans accounted for as “troubled debt restructuring,” segregated by loan class.  Loans accounted for as troubled debt restructuring are included in impaired loans.

	December 31, 2021	December 31, 2020

	(Dollars in Thousands)
Domestic
Residential: first lien	$2,254	$4,078
Residential: junior lien	105	521
Consumer	878	989
Foreign	16	233
Total troubled debt restructuring	$3,253	$5,821

We are actively working with our customers affected by the current economic crisis arising from COVID-19.  We have been offering and are prepared to continue to offer assistance in accordance with current regulatory guidance.  That includes continuously reaching out to our customers and, in some cases, offering short-term payment deferral plans.  In accordance with the Coronavirus Aid, Relief and Economic Security (“CARES”) Act or interagency regulatory guidance, these short-term deferrals are not considered troubled debt restructurings.  As of February 18, 2022, approximately $123,194,000 in loans with some degree of payment deferrals were in our system. In accordance with interagency regulatory guidance these short-term deferrals are not considered troubled debt restructurings. The $123,194,000 is comprised primarily of loans related to industries that have been significantly impacted by the COVID-19 pandemic, including the hospitality sector, special use facilities, including child-care centers, and retail developments.

With the passage of the Paycheck Protection Program (“PPP”), administered by the Small Business Association (“SBA”), we assisted our customers with applications for loans through the PPP.  PPP loans earn interest at 1% and PPP loans made prior to June 5, 2020 have a two-year term, while those made after June 5, 2020 have a five-year term;  however, PPP loans also include forgiveness provisions that we expect most customers will utilize.  Customers began submitting applications for the forgiveness program in the third quarter of 2020.  PPP loans were intended to support up to 24 weeks of payroll and certain other costs to help those businesses remain viable and allow their employees to pay their bills.  As of February 18, 2022, we had 968 PPP loans totaling approximately $71,149,000 outstanding.  The PPP loans are fully guaranteed by the U.S. government through the SBA.

The Subsidiary Banks charge-off that portion of any loan which management considers to represent a loss as well as that portion of any other loan which is classified as a “loss” by bank examiners. Commercial and industrial or real estate loans are generally considered by management to represent a loss, in whole or part, when an exposure beyond any collateral coverage is apparent and when no further collection of the loss portion is anticipated based on the borrower’s financial condition and general economic conditions in the borrower’s industry. Generally, unsecured consumer loans are charged-off when 90 days past due.

While management considers that it is generally able to identify borrowers with financial problems reasonably early and to monitor credit extended to such borrowers carefully, there is no precise method of predicting loan losses. The determination that a loan is likely to be uncollectible and that it should be wholly or partially charged-off as a loss is an exercise of judgment. Similarly, the determination of the adequacy of the ACL (formerly allowance for probable loan losses) can be made only on a subjective basis. It is the judgment of our management that the ACL at December 31, 2021 and December 31, 2020, was adequate to absorb expected losses from loans in the portfolio at that date.

The following table presents information regarding the aging of past due loans by loan class:

	December 31, 2021
				90 Days or	Total
	30 - 59	60 - 89	90 Days or	greater &	Past		Total
	Days	Days	Greater	still accruing	Due	Current	Portfolio

	(Dollars in Thousands)
Domestic
Commercial	$2,534	$303	$577	$577	$3,414	$1,498,438	$1,501,852
Commercial real estate: other construction & land development	499	334	188	188	1,021	1,667,092	1,668,113
Commercial real estate: farmland & commercial	18,164	172	644	307	18,980	2,692,076	2,711,056
Commercial real estate: multifamily	—	—	—	—	—	284,536	284,536
Residential: first lien	2,342	1,212	5,129	4,937	8,683	394,975	403,658
Residential: junior lien	747	115	1,055	1,055	1,917	462,256	464,173
Consumer	231	88	4	4	323	40,643	40,966
Foreign	1,319	232	1,574	1,574	3,125	131,672	134,797
Total past due loans	$25,836	$2,456	$9,171	$8,642	$37,463	$7,171,688	$7,209,151

	December 31, 2020
				90 Days or	Total
	30 - 59	60 - 89	90 Days or	greater &	Past		Total
	Days	Days	Greater	still accruing	Due	Current	Portfolio

	(Dollars in Thousands)
Domestic
Commercial	$1,931	$1,109	$563	$318	$3,603	$1,782,333	$1,785,936
Commercial real estate: other construction & land development	1,059	854	16,587	—	18,500	1,828,257	1,846,757
Commercial real estate: farmland & commercial	2,435	219	186	186	2,840	2,286,468	2,289,308
Commercial real estate: multifamily	126	—	—	—	126	440,918	441,044
Residential: first lien	2,399	926	6,165	5,890	9,490	395,629	405,119
Residential: junior lien	561	247	1,197	1,197	2,005	592,020	594,025
Consumer	318	71	79	79	468	40,127	40,595
Foreign	478	180	568	568	1,226	137,744	138,970
Total past due loans	$9,307	$3,606	$25,345	$8,238	$38,258	$7,503,496	$7,541,754

The increase in commercial real estate:  farmland and commercial loans past due 30 – 59 days can be attributed to a relationship secured by a retail center.  The decrease in commercial real estate:  other construction & land development loans past due 90 days or greater at December 31, 2021 compared to December 31, 2020 can be primarily attributed to a relationship secured by commercial property which was foreclosed upon in the first quarter of 2021.  Our internal classified report is segregated into the following categories: (i) “Special Review Credits,” (ii) “Watch List—Pass Credits,” or (iii) “Watch List—Substandard Credits.” The loans placed in the “Special Review Credits” category reflect our opinion that the loans reflect potential weakness which require monitoring on a more frequent basis. The “Special Review Credits” are reviewed and discussed on a regular basis with the credit department and the lending staff to determine if a change in category is warranted. The loans placed in the “Watch List—Pass Credits” category reflect our opinion that the credit contains weaknesses which represent a greater degree of risk, which warrant “extra attention.” The “Watch List—Pass Credits” are reviewed and discussed on a regular basis with the credit department and the lending staff to determine if a change in category is warranted. The loans placed in the “Watch List—Substandard Credits” classification are considered to be potentially inadequately protected by the current sound worth and debt service capacity of the borrower or of any pledged collateral. These credit obligations, even if apparently protected by collateral value, have shown defined weaknesses related to adverse financial, managerial, economic, market or political conditions which may jeopardize repayment of principal and interest. Furthermore, there is the possibility that we could sustain some future loss if such weaknesses are not corrected.

A summary of the loan portfolio by credit quality indicator by loan class is as follows:

	2021	2020	2019	2018	2017	Prior	Total

	(Dollars in Thousands)
Balance at December 31, 2021
Domestic
Commercial
Pass	$1,041,763	$167,691	$77,579	$58,439	$37,104	$5,144	$1,387,720
Special Review	74,559	497	139	81	—	—	75,276
Watch List - Pass	33,920	—	—	—	—	10	33,930
Watch List - Substandard	3,581	273	716	57	—	1	4,628
Watch List - Doubtful	224	—	—	—	74	—	298
Total Commercial	$1,154,047	$168,461	$78,434	$58,577	$37,178	$5,155	$1,501,852
Commercial real estate: other construction & land development
Pass	$966,946	$312,389	$308,673	$37,124	$16,642	$2,439	$1,644,213
Special Review	—	—	211	—	—	—	211
Watch List - Pass	—	23,100	—	—	—	—	23,100
Watch List - Doubtful	485	104	—	—	—	—	589
Total Commercial real estate: other construction & land development	$967,431	$335,593	$308,884	$37,124	$16,642	$2,439	$1,668,113
Commercial real estate: farmland & commercial
Pass	$1,001,335	$680,777	$288,333	$417,353	$96,096	$97,119	$2,581,013
Special Review	929	1,292	—	3,448	61	—	5,730
Watch List - Pass	18,790	44,059	—	—	94	1	62,944
Watch List - Substandard	—	54,097	3,899	—	2,355	456	60,807
Watch List - Doubtful	—	224	337	—	—	1	562
Total Commercial real estate: farmland & commercial	$1,021,054	$780,449	$292,569	$420,801	$98,606	$97,577	$2,711,056
Commercial real estate: multifamily
Pass	$133,152	$40,766	$78,609	$10,632	$14,217	$7,029	$284,405
Watch List - Doubtful	—	131	—	—	—	—	131
Total Commercial real estate: multifamily	$133,152	$40,897	$78,609	$10,632	$14,217	$7,029	$284,536
Residential: first lien
Pass	$128,742	$52,725	$57,249	$49,259	$29,477	$85,838	$403,290
Watch List - Substandard	56	—	103	—	122	—	281
Watch List - Doubtful	—	87	—	—	—	—	87
Total Residential: first lien	$128,798	$52,812	$57,352	$49,259	$29,599	$85,838	$403,658
Residential: junior lien
Pass	$130,629	$123,062	$59,113	$30,603	$40,855	$79,911	$464,173
Total Residential: junior lien	$130,629	$123,062	$59,113	$30,603	$40,855	$79,911	$464,173
Residential: junior lien
Consumer
Pass	$32,053	$5,693	$1,370	$189	$9	$1,652	$40,966
Total Consumer	$32,053	$5,693	$1,370	$189	$9	$1,652	$40,966
Foreign
Pass	$74,811	$33,360	$9,223	$8,852	$4,790	$3,761	$134,797
Total Foreign	$74,811	$33,360	$9,223	$8,852	$4,790	$3,761	$134,797
Total Loans	$3,641,975	$1,540,327	$885,554	$616,037	$241,896	$283,362	$7,209,151

	2020	2019	2018	2017	2016	Prior	Total

	(Dollars in Thousands)
Balance at December 31, 2020
Domestic
Commercial
Pass	$1,168,671	$240,869	$145,670	$85,434	$13,901	$10,000	$1,664,545
Special Review	75,638	—	—	—	—	—	75,638
Watch List - Pass	39,886	11	—	3	—	17	39,917
Watch List - Substandard	3,360	683	289	—	315	—	4,647
Watch List - Doubtful	777	161	92	159	—	—	1,189
Total Commercial	$1,288,332	$241,724	$146,051	$85,596	$14,216	$10,017	$1,785,936
Commercial
Commercial real estate: other construction & land development
Pass	$773,165	$576,707	$320,308	$78,174	$10,534	$3,343	$1,762,231
Special Review	20,828	21,650	—	—	—	—	42,478
Watch List - Pass	23,101	1,451	—	—	—	—	24,552
Watch List - Doubtful	16,702	794	—	—	—	—	17,496
Total Commercial real estate: other construction & land development	$833,796	$600,602	$320,308	$78,174	$10,534	$3,343	$1,846,757
Commercial real estate: farmland & commercial
Pass	$884,070	$373,993	$386,268	$189,639	$202,500	$116,729	$2,153,199
Special Review	3,041	—	4,758	177	3,218	—	11,194
Watch List - Pass	61,637	942	277	80	—	—	62,936
Watch List - Substandard	53,809	4,986	—	2,269	475	1	61,540
Watch List - Doubtful	—	202	—	—	—	237	439
Total Commercial real estate: farmland & commercial	$1,002,557	$380,123	$391,303	$192,165	$206,193	$116,967	$2,289,308
Commercial real estate: multifamily
Pass	$74,577	$208,356	$82,818	$64,110	$6,801	$4,248	$440,910
Watch List - Doubtful	134	—	—	—	—	—	134
Total Commercial real estate: multifamily	$74,711	$208,356	$82,818	$64,110	$6,801	$4,248	$441,044
Residential: first lien
Pass	$81,004	$62,165	$72,299	$54,593	$29,250	$105,463	$404,774
Watch List - Pass	—	14	131	—	—	—	145
Watch List - Substandard	—	—	—	—	49	—	49
Watch List - Doubtful	86	—	—	—	—	65	151
Total Residential: first lien	$81,090	$62,179	$72,430	$54,593	$29,299	$105,528	$405,119
Residential: junior lien
Pass	$196,308	$108,276	$61,636	$75,056	$56,705	$94,454	$592,435
Special Review	740	—	—	812	—	—	1,552
Watch List- Doubtful	—	—	38	—	—	—	38
Total Residential: junior lien	$197,048	$108,276	$61,674	$75,868	$56,705	$94,454	$594,025
Consumer
Pass	$30,910	$7,159	$875	$225	$55	$1,371	$40,595
Total Consumer	$30,910	$7,159	$875	$225	$55	$1,371	$40,595
Foreign
Pass	$93,236	$19,092	$11,572	$6,192	$3,533	$5,345	$138,970
Total Foreign	$93,236	$19,092	$11,572	$6,192	$3,533	$5,345	$138,970
Total Loans	$3,601,680	$1,627,511	$1,087,031	$556,923	$327,336	$341,273	$7,541,754

The decrease in Commercial Real Estate:  Other Construction and Land Development loans in the Special Review category at December 31, 2021 compared to December 31, 2020 can be attributed to the upgrade of a relationship secured by real estate planned for lot development to Pass.  Also impacting the Special Review category was the payoff of a loan secured by commercial lots in the first quarter of 2021.  The decrease in Commercial Real Estate:  Farmland and Commercial Watch-List Doubtful loans at December 31, 2021 compared to December 31, 2020 can be attributed to a relationship secured by commercial property that was foreclosed upon in the first quarter of 2021.